                                                                    EXHIBIT 99.1

                              SUPERVISORY AGREEMENT

                                                          OTS Docket No.:  01993

         This Supervisory Agreement ("Agreement") is made as of December 17, 2007 (the "Effective Date"), by and between DELANCO FEDERAL SAVINGS BANK ("Bank"; OTS Docket No. 01993), a federally chartered savings bank having its main office at 615 Burlington Avenue, Delanco, New Jersey 08075-4601, and the OFFICE OF THRIFT SUPERVISION ("OTS"), a federal bank regulatory agency within the United States Department of the Treasury, acting through its Northeast Regional Director or his designee ("Regional Director") and maintaining its Northeast Regional Office at Harborside Financial Center Plaza Five, Suite 1600, Jersey City, New Jersey 07311.

         WHEREAS, OTS is the primary federal regulator of the Bank pursuant to the Home Owners' Loan Act ("HOLA"), 12 U.S.C. ss.ss. 1461 ET SEQ., and is the Bank's appropriate Federal banking agency for purposes of the Federal Deposit Insurance Act ("FDI Act"), 12 U.S.C. ss.ss. 1811 ET SEQ.;(1) and

         WHEREAS, based on the findings set out in the Report of Examination pertaining to OTS' regulatory examination of the Bank started on April 30, 2007 (the "2007 Report of Examination"), OTS is of the opinion that the Bank has violated regulations and engaged in acts and practices that are considered to be unsafe and unsound; and

         WHEREAS, OTS is of the opinion that grounds exist for the initiation of administrative proceedings against the Bank; and

         WHEREAS, OTS is of the view that it is appropriate to take measures intended to ensure that the Bank will comply with applicable laws and regulations and engage in safe and sound practices; and

         WHEREAS, the Bank, acting through its Board of Directors ("Board"), without admitting or denying any unsafe and unsound practices or regulatory violations, wishes to cooperate with OTS and to evidence its commitment to operate prudently and to comply with all applicable laws and regulations.

         NOW THEREFORE, in consideration of the above premises and the mutual undertakings set forth herein, the parties hereto agree as follows:

1.       Compliance with Laws and Regulations. The Bank shall comply with the
         ------------------------------------
         following laws and regulations:

         (a) 12 C.F.R. ss. 560.1(b) (concerning general lending standards);
------------------------------
(1) All references herein to the United States Code (U.S.C.) and the Code of Federal Regulations (C.F.R.) are to those statutes and regulations as amended, unless otherwise indicated.

         (b) 12 C.F.R. ss. 560.101 including Appendix (concerning real estate lending standards);

         (c) 12 C.F.R. ss. 560.160 (concerning asset classification);

         (d) 12 C.F.R. ss. 564.8 (concerning appraisal policies and practices);

         (e) 12 C.F.R. ss. 560.170 (concerning records for lending transactions); and

         (f) 12 C.F.R. ss.ss. 562.2 and 563.180 (concerning the filing of accurate regulatory reports, including Thrift Financial Reports ("TFR")).

2.       Restrictions on Commercial Lending.
         ----------------------------------

         (a) The Bank shall not directly or indirectly make, invest in, purchase, refinance, extend or otherwise modify or commit to make, invest in, purchase, refinance, extend or otherwise modify any Commercial Loan without the prior written non-objection of the Regional Director. Such a request for non-objection must be received by OTS at least fifteen (15) days before a response is needed. This restriction shall remain in place until such time as the Bank: (i) demonstrates, to the satisfaction of the Regional Director, that all underwriting, documentation and credit administration weaknesses identified in the 2007 Report of Examination have been corrected and (ii) receives written non-objection of the Regional Director to the resumption of Commercial Lending activities.

         (b) Notwithstanding the restrictions at subparagraph (a) above, the Bank may make advances necessary to honor legally binding commitments to fund loans ("Commitments") or loans-in-process ("LIP") in existence as of May 8, 2007, provided that the Bank (i) prior to finalizing any Commitment or making any disbursement under an LIP, shall affirmatively determine that all conditions precedent to the Commitment or disbursement have been satisfied; (ii) will not violate any law or regulation applicable to it by honoring such Commitment or LIP; and (iii) with respect to LIP, confirms, through inspections by persons or firms independent of the borrower(s), that required work or stages of the project have been completed satisfactorily in accordance with the loan agreements and Bank policy.

3.       Loan Administration/Review of the Bank's Existing Commercial Loan
         -----------------------------------------------------------------
         Portfolio.
         ---------

         (a) In order to facilitate proper evaluation and administration of the Bank's existing Commercial Loan portfolio, the Bank shall immediately commence a systematic review of each Commercial Loan file to determine whether all required documentation has been obtained, including, but not limited to, copies of recorded documents, current lease agreements, annual and interim financial statements and tax returns of borrowers and guarantors, current information about the status and condition of collateral, and current insurance coverage. Such review shall be completed by December 31, 2007 for all Commercial Loans with an outstanding principal balance that equals or exceeds $250,000, and by February 29, 2008 for all other Commercial Loans. All missing or incomplete documentation shall be obtained no later than January 31, 2008 for all Commercial Loans with an outstanding principal balance that equals or exceeds

$250,000, and by February 29, 2008 for all other Commercial Loans. The Bank's loan files shall be organized and indexed in a manner that facilitates retrieval of documents for Bank and third party review.

         (b) By no later than January 31, 2008, the Bank shall implement an effective credit administration process under the direction of its Senior Credit Officer, utilizing an electronic system and checklists that facilitate ongoing reviews of the financial condition of borrowers and guarantors, covenant monitoring, and collateral administration (inclusive of insurance coverage).

         (c) The Board shall formally evaluate and assess the effectiveness of the Bank's credit administration function no less frequently than semiannually, including, but not limited to: (i) compliance with Subsections (a) and (b) of this Section 3 and (ii) addressing with specificity whether the Bank has sufficient staff that are trained to perform this function. The first such report shall be completed and submitted to the OTS by February 15, 2008 and subsequent reports shall be submitted no later than July 31 (covering each six-month period ending June 30) and January 31 (covering each six-month period ending December 31). Such reports shall be documented in the Board minutes and describe: (i) the evaluation process, (ii) the conclusions resulting therefrom and (iii) steps taken to address any identified deficiencies.

4.       Internal Loan Review Program.
         ----------------------------

         (a) For the quarter ending December 31, 2007, and not less frequently than quarterly thereafter, the Bank shall perform an internal loan review to determine compliance with Board-approved lending policies, underwriting standards, and loan administration requirements.

         (b) The internal loan reviews shall be carried out under the direction of the Audit Committee of the Board and shall be performed by a qualified service provider that is independent of the Bank's lending function.

         (c) The quarterly loan reviews must be based on: (i) a sample review of new loans made during the previous quarter, (ii) all loans and lending relationships exceeding $250,000, except for loans that are secured by single family, owner-occupied real estate, and (iii) a sample of loans from the Bank's existing loan portfolio.

         (d) As part of its Internal Loan Review Program, the Bank shall develop, adopt, and implement a risk rating system for all loans. Risk ratings must be updated at least quarterly to reflect any change in risk.

         (e) On a quarterly basis, the Board's Audit Committee must provide the Board with, and the Board must review and evaluate, a written report documenting the findings and recommendations relating to the internal loan reviews. The written report concerning the internal loan reviews must conform to the standards set out in OTS' "Director's Guide to Management Reports,"(2) and at a minimum such report must provide information about:

----------------------------
(2) The "Director's Guide" is currently available on the OTS' website at http://www.ots.treas.gov/docs/4/48091.pdf.

               (1) Each loan that constitutes an exception to applicable Bank loan policies and procedures (including each loan that was not properly approved) and the nature of the exception;

               (2) Each high risk loan for which the risk rating has changed since the last written report because of an increase in risk;

               (3) Each loan file lacking complete documentation (as required by the Bank's lending policies, underwriting standards, loan-servicing procedures, or other applicable guidance) and the nature of the exception; and

               (4) The current status of action taken to obtain missing or required loan documentation.

5.       Asset Classification.
         --------------------

         By no later than December 31, 2007, the Board shall adopt, and the Bank shall implement, a revised formal written program to identify and classify problem assets that satisfies the requirements of: 12 C.F.R. ss. 560.160;
Section II.G of Appendix A to the Part 570 Safety and Soundness Standards (12 C.F.R. Part 570); and the Interagency Policy Statement on the Allowance for Loan and Lease Losses Methodologies and Documentation for Banks and Savings Institutions issued December 13, 2006. At a minimum, the program must:

         (a) be supervised by the Bank's Chief Financial Officer or another designated management official who: (i) has no independent loan origination or approval authority, (ii) is independent of the appraisal preparation process, and (iii) reports directly to the Board or the Audit Committee thereof concerning the program;

         (b) effectively identify risk in the various types of assets the Bank holds;

         (c) ensure the proper identification of assets as "loss," "doubtful," "substandard," or "special mention" (collectively referred to as "Criticized Assets") and the accurate reporting of each such asset to the Board at least quarterly, to coincide with the preparation of the Bank's TFR;

         (d) provide for and require the maintenance of an adequate allowance for loan and lease losses ("ALLL");

         (e) ensure the prompt charge-off of loans, or portions of loans, that available information indicates are uncollectible, or when applicable regulations or guidance require that action; and

         (f) require the timely and accurate reporting of Criticized Assets, ALLL, and charge-offs in the Bank's TFRs.

6.       Accuracy of Thrift Financial Reports.
         ------------------------------------

         The Bank shall prepare its TFR accurately and in accordance with applicable instructions, including accurate reporting of loans collateralized by real estate. Such loans shall not be reported on Line SC300.

7.       Restriction on Asset Growth.
         ---------------------------

         Unless otherwise previously permitted in writing by OTS' Regional Director, the Bank shall limit its asset growth in each quarter to an amount not greater than two and one-half percent (2.5%) of the Bank's total assets at the end of the prior quarter, consistent with the Bank's December 6, 2007 written submission to the OTS. See OTS Regulatory Bulletin 3b.

8.       Board and Management Changes; Terms of Employment; and Golden
         -------------------------------------------------------------
         Parachute Payments.
         ------------------

         (a) The Bank is and shall be subject to the requirements and limitations set out in Subpart H of Part 563 of the OTS' regulations (12 C.F.R. ss.ss. 563.550 - .590). Without limitation on such requirements and limitations, this means, among other things, that, except as otherwise permitted by 12 C.F.R. ss. 563.590, (1) the Bank must notify OTS at least 30 days before adding or replacing any member of its Board, employing any person as a senior executive officer, or changing the responsibilities of any senior executive officer so that the person would assume a different senior executive officer position, and
(2) the proposed director or senior executive officer may not begin service except as permitted by 12 C.F.R. ss. 563.585 and 12 U.S.C. ss. 1831i.

         (b) The Bank shall not enter into, renew, extend or revise any contractual arrangement related to compensation or benefits with any director or senior executive officer of the Bank unless the Bank first (1) provides a minimum of 30 days advance notice of the proposed transaction to OTS and (2) receives a written notice of non-objection from OTS. See OTS Examination
                                                     ---
Handbook ss. 310 (p. 310.17) and OTS Regulatory Bulletin 271).

         (c) The restrictions at 12 C.F.R. Part 359 are applicable to the Bank. Such restrictions concern the making of agreements (including employment agreements) with severance provisions, "golden parachute payments" and "prohibited indemnification payments". Without limitation on the generality of the foregoing, this means, INTER ALIA, that the Bank shall not make or agree to make any "golden parachute payment," as that term is defined in 12 U.S.C. ss. 1828(k) and in 12 C.F.R. Part 359, except as may be permitted by the aforesaid statutory provision and regulations. See 12 C.F.R. ss.ss. 359.2 and 359.4.
                                     ---

9.       Compliance With Agreement.
         -------------------------

         (a) The Board and officers of the Bank shall take immediate action to cause the Bank to comply with the terms of this Agreement and thereafter shall take all actions necessary or appropriate to cause the Bank to continue to carry out the provisions of this Agreement.

         (b) Within thirty (30) days of the Effective Date, the Board shall establish and appoint an oversight committee of the Board (the "Oversight Committee") comprised of at least three directors, the majority of whom shall be Outside Directors,(3) to coordinate and monitor the Bank's progress and compliance with this Agreement.

         (c) No less frequently than monthly, the Bank's management shall provide to the Oversight Committee such information and reports as are necessary to enable said Committee and the Board to monitor the Bank's compliance and/or non-compliance with the requirements of this Agreement.

         (d) Within thirty (30) days after the end of each calendar quarter, the Oversight Committee shall submit a written quarterly progress report to the Board that:

         (i) Details the actions taken by the Bank to comply with each provision of this Agreement and the results of such actions; and

         (ii) Identifies all violations of this Agreement, and further describes all remedial actions that have been taken and/or that are contemplated to remedy such violations.

         (e) Within forty-five (45) days after the end of each calendar quarter, the Board shall submit to the OTS: (i) a copy of the Oversight Committee's quarterly progress report required by the foregoing subparagraph, together with any additional comments made by the Board and (ii) a written certification that each director has reviewed the report.

         (f) Nothing contained herein shall diminish the responsibility of the entire Board to ensure the Bank's compliance with the provisions of this Agreement.

10.      Submission of Documents to OTS/Compliance with Plans, Policies, and
         -------------------------------------------------------------------
         Procedures.
         ----------

         When required by this Agreement to submit documents to OTS, the Bank shall submit them as follows:

--------------------------------------------------------------------------------
The original to:                          A copy to:
---------------                           ---------

Michael E. Finn, Regional Director        Joseph J. Donohue, Assistant Director
Office of Thrift Supervision              Office of Thrift Supervision
Harborside Financial Center Plaza Five    Harborside Financial Center Plaza Five
Suite 1600                                Suite 1600
Jersey City, New Jersey  07311            Jersey City, New Jersey  07311
--------------------------------------------------------------------------------

-----------------------
(3) As used in this Order, "Outside Director" means a director who is not (1) a principal shareholder (as defined in 12 C.F.R. ss. 215.2(m); (2) a salaried officer or employee of the Bank or its subsidiary(ies) or service corporation(s), or (3) a salaried officer or employee of its holding company or subsidiary of the holding company.

11.      Definitions.
         -----------

         (a) All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, the Home Owners' Loan Act ("HOLA"), the Federal Deposit Insurance Act ("FDI Act"), the Federal Reserve Act ("FR Act"), and published OTS guidance (including the Examination Handbook and Memoranda). Any such technical words or terms used in this Agreement and undefined in said Code of Federal Regulations, HOLA, FDI Act, FR Act, or published OTS guidance shall have meanings that accord with the best custom and usage in the savings and loan/banking industry.

         (b) For purposes of this Agreement, nothing shall be deemed "acceptable" to OTS unless the Regional Director has stated in writing that it is acceptable or has provided a written notice of non-objection in response to a written request by the Bank.

         (c) "Commercial Loan" means any loan for a commercial, corporate or business purpose, whether or not secured by residential real estate, but does not include loans for personal, family, or household purposes or uses.

12.      Successor Statutes, Regulations, Guidance, Amendments.
         -----------------------------------------------------

         Reference in this Agreement to provisions of federal and state statutes, regulations, and published OTS guidance shall be deemed to include references to all amendments to such provisions that have been made as of the Effective Date and references to successor provisions as they become applicable.

13.      Time Limits.
         -----------

         Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted. Notwithstanding any provision of this Agreement, the OTS' Regional Director, in his sole discretion, may grant written extensions of time to the Bank to comply with any provision of this Agreement.

14.      Rules of Interpretation.
         -----------------------

         (a) Nothing in this Agreement shall be construed as allowing the Bank to violate any law, rule, regulation, or policy statement to which it is subject.

         (b) The paragraph headings herein are for convenience only and shall not affect the construction hereof.

         (c) In case any provision in this Agreement is ruled to be invalid, illegal, or unenforceable by the decision of any court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless OTS determines otherwise in the exercise of its discretion.

15.      Integration Clause.
         ------------------

         This Agreement represents, as of the Effective Date, the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date.

16.      Successors In Interest/Benefit.
         ------------------------------

         The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, expressed or implied, shall give to any person or entity, other than the parties hereto, the Federal Deposit Insurance Corporation, and their successors hereunder, any benefit or any legal or equitable right, remedy, or claim under this Agreement.

17.      Enforceability of Agreement; Director Attestation.
         -------------------------------------------------

         The Bank represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding agreement of the Bank. Each director signing this Agreement at Appendix A hereto attests, by such act, that she or he, as the case may be, voted in favor of the Board resolutions (copies submitted to the OTS) authorizing the execution of this Agreement by the Bank.

18.      Effective Date; Duration; Termination or Suspension of Agreement.
         ----------------------------------------------------------------

         This Agreement shall be effective and enforceable as of the Effective Date, which appears on the first page of this Agreement. This Agreement shall remain in effect until terminated, modified, or suspended in writing by OTS, acting by and through its Regional Director or other authorized representatives. OTS may suspend any or all provisions of this Agreement by providing written notice of such action to the Bank.

19.      No Bar or Estoppel.
         ------------------

         The provisions of this Agreement shall not bar, estop, or otherwise prevent OTS from taking any other action (including, without limitation, any type of supervisory, enforcement, or resolution action) affecting the Bank or any of its current or former institution-affiliated parties that is appropriate in fulfilling the responsibilities placed upon it by law.

20.      Statutory Basis for Agreement.
         -----------------------------

         This Agreement is a "written agreement" for purposes of section 8 of the FDI Act, 12 U.S.C. ss. 1818.

21.      Counterparts.
         ------------

         This Agreement may be executed in separate counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same' instrument.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereby execute this Agreement.



DELANCO FEDERAL SAVINGS BANK              OFFICE OF THRIFT SUPERVISION



By: /s/Robert M. Notigan, Sr.             By:/s/Michael E. Finn
-----------------------------------          -----------------------------------
    Robert M. Notigan, Sr.                   Michael E. Finn
    President & Chief Executive Officer      Regional Director, Northeast Region

                       APPENDIX A TO SUPERVISORY AGREEMENT
                       -----------------------------------

         The undersigned individuals, each being a director of DELANCO FEDERAL SAVINGS BANK, acknowledge that each, following his/her review and consideration of the foregoing Agreement, has voted in favor of the Board resolutions authorizing the Bank to execute the foregoing Agreement and to perform the responsibilities required by the Agreement.




/s/Thomas J. Coleman III                   /s/Donald R. Neff
-------------------------                  -------------------------------------


/s/Robert H. Jenkins, Jr.                  /s/Robert M. Notigan, Sr.
-------------------------                  -------------------------------------


/s/William C. Jenkins                      /s/John W. Seiber
-------------------------                  -------------------------------------


/s/John A. Latimer                         /s/James W. Verner
-------------------------                  -------------------------------------


                                           /s/Renee C. Vidal
                                           -------------------------------------